Exhibit 99.1
FOR FURTHER INFORMATION:
AT FIRST MERCURY FINANCIAL:
Edward A. LaFramboise
Vice President – Finance
(248) 358-4010
elaframboise@firstmercury.com
FOR IMMEDIATE RELEASE
MONDAY, AUGUST 18, 2008
FIRST MERCURY FINANCIAL CORPORATION ANNOUNCES SHARE
REPURCHASE PROGRAM TO ACQUIRE UP TO 1.5 MILLION SHARES
SOUTHFIELD, MI — August 18, 2008 — First Mercury Financial Corporation (NYSE: FMR) (“First Mercury” or the “Company”) announced today that its Board of Directors has approved a share repurchase program to acquire up to 1.5 million shares of its outstanding common stock.
Purchases under the program may be made at the Company’s discretion, subject to market conditions, in the open market, in privately-negotiated transactions or otherwise, including potentially pursuant to a 10b5-1 plan. Any purchases will be made in accordance with the applicable regulations of the U.S. Securities and Exchange Commission. The share repurchase program has a term of one year and may be modified or discontinued at any time.
“The Board’s approval of the share repurchase program reflects its confidence in the Company’s business and its ongoing commitment to increase shareholder value,” said Richard H. Smith, Chairman, President and CEO of First Mercury. “At the same time, the Company will maintain adequate capital to pursue strategic opportunities and to support growth from existing specialty underwriting platforms for the foreseeable future,” Mr. Smith added.
About First Mercury Financial Corporation
First Mercury Financial Corporation markets and underwrites specialty commercial insurance products, focusing on niche and underserved segments where the Company has underwriting expertise and other competitive advantages. During the Company’s 35 years of underwriting risks, First Mercury has established CoverX® as a recognized brand among insurance agents and brokers. As primarily an excess and surplus (E&S) lines underwriter, First Mercury has developed the underwriting expertise and cost-efficient infrastructure which has enabled it to effectively underwrite such risks.
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First Mercury Financial Corporation

Safe Harbor Statement
This release contains forward-looking statements that relate to future periods and includes statements regarding our anticipated performance. Generally, the words “anticipates,” “believes,” “expects,” “intends,” “estimates,” “projects,” “plans” and similar expressions identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements or industry results to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. These risks, uncertainties and other important factors include, among others: our ability to maintain or the lowering or loss of one of our financial or claims-paying ratings; our actual incurred losses exceeding our loss and loss adjustment expense reserves; the failure of reinsurers to meet their obligations; our inability to obtain reinsurance coverage at reasonable prices; the failure of any loss limitations or exclusions or changes in claims or coverage; our lack of long-term operating history in certain specialty classes of insurance; our ability to acquire and retain additional underwriting expertise and capacity; the concentration of our insurance business in relatively few specialty classes; the increasingly competitive property and casualty marketplace; fluctuations and uncertainty within the excess and surplus lines insurance industry; the extensive regulations to which our business is subject and our failure to comply with these regulations; our ability to maintain our risk-based capital at levels required by regulatory authorities; our inability to realize our investment objectives; and the risks identified in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K. Given these uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. We assume no obligation to update or revise them or provide reasons why actual results may differ.
For more information on the Company, please visit the Company’s website at
www.firstmercury.com
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